UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 29, 2012 (May 22, 2013)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on May 22, 2013, Tredegar Corporation (“Tredegar”) held its Annual Meeting of Shareholders (the “Meeting”).  At the Meeting, Tredegar’s shareholders approved a proposal to amend Tredegar’s Amended and Restated Articles of Incorporation, as amended, to implement a majority voting standard for uncontested director elections (the “Amendment”).  Under the Amendment, in order to be elected as a director of Tredegar in an uncontested election, a director-nominee must receive a majority of the votes cast with respect to that director-nominee’s election at a meeting for the election of directors at which a quorum is present.  In a contested election in which there are more nominees for election than the number of directors to be elected, a director-nominee shall be elected by a plurality of the votes cast in such election.  Additional details of the Amendment are included in the Tredegar’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on April 16, 2013.

The Amendment was filed with the State Corporation Commission of the Commonwealth of Virginia (the “SCC”) on May 24, 2013, and became effective upon the issuance of a certificate of amendment by the SCC on May 24, 2013.  A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On May 22, 2013, the Board of Directors (the “Board”) of Tredegar approved an amendment to Article II, Section 3, of Tredegar’s Amended and Restated Bylaws (the “Bylaws”), which became effective upon the effectiveness of the Amendment on May 24, 2013, to provide that a director’s terms offices expire upon their successors being elected or their earlier death, resignation or removal.

A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2013, Tredegar held the Meeting.  As of April 7, 2013, the record date for the Meeting, there were a total of 32,240,987 shares of Tredegar’s common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 30,689,612 shares of Tredegar’s common stock, constituting approximately 95.19% of the outstanding shares on the record date for the Meeting, were represented in person or by proxy; therefore, a quorum was present.  The results of the Meeting were as follows:

Proposal 1 – Election of Directors

Directors	Votes For	Withheld	Broker Non-Votes

Donald T. Cowles	21,854,153	7,041,864	1,793,595
George C. Freeman, III	21,785,402	7,110,615	1,793,595
John D. Gottwald	21,432,606	7,463,411	1,793,595
Thomas G. Snead, Jr.	27,036,490	1,859,527	1,793,595
Nancy M. Taylor	21,847,910	7,048,107	1,793,595

All directors were duly elected.

Proposal 2 – Approval of the Amendment to Tredegar’s Amended and Restated Articles of Incorporation

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,388,412	31,836	22,601	3,246,763

The proposal was approved.

Proposal 3 – The Ratification of the Appointment of PricewaterhouseCoopers LLP as Tredegar’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2013

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,557,150	110,806	21,656	-0-

The appointment of PricewaterhouseCoopers LLP was ratified.

Item 7.01.	Regulation FD Disclosure.

Copies of the transcript of the Webcast and the slides used in connection with the Meeting, which slides are also available on Tredegar’s- website, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, that is being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Tredegar Corporation, as of May 24, 2013

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of May 24, 2013

99.1	Transcript of Webcast of Tredegar Corporation’s 2013 Annual Meeting of Shareholders held May 22, 2013

99.2	Slides for Webcast of Tredegar Corporation’s 2013 Annual Meeting of Shareholders held May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 29, 2013	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Tredegar Corporation, as of May 24, 2013

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of May 24, 2013

99.1	Transcript of Webcast of Tredegar Corporation’s 2013 Annual Meeting of Shareholders held May 22, 2013

99.2	Slides for Webcast of Tredegar Corporation’s 2013 Annual Meeting of Shareholders held May 22, 2013